                                                                      Exhibit 24
                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Murray H. Bring, Louis C. Camilleri and G. Penn Holsenbeck, or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to sign one or more Registration Statements on Form S-3 for the registration of any one or more of debt securities and warrants to purchase debt securities to be issued by the Company, and any amendments to said Registration Statement or Statements, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 27th day of November, 1996.



                                   /s/ Elizabeth E. Bailey
                                   ----------------------------------

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Murray H. Bring, Louis C. Camilleri and G. Penn Holsenbeck, or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to sign one or more Registration Statements on Form S-3 for the registration of any one or more of debt securities and warrants to purchase debt securities to be issued by the Company, and any amendments to said Registration Statement or Statements, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 27th day of November, 1996.



                                   /s/ Murray H. Bring
                                   ---------------------------------

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Murray H. Bring, Louis C. Camilleri and G. Penn Holsenbeck, or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to sign one or more Registration Statements on Form S-3 for the registration of any one or more of debt securities and warrants to purchase debt securities to be issued by the Company, and any amendments to said Registration Statement or Statements, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 27th day of November, 1996.



                                   /s/ Harold Brown
                                   ----------------------------------

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Murray H. Bring, Louis C. Camilleri and G. Penn Holsenbeck, or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to sign one or more Registration Statements on Form S-3 for the registration of any one or more of debt securities and warrants to purchase debt securities to be issued by the Company, and any amendments to said Registration Statement or Statements, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 27th day of November, 1996.



                                   /s/ William H. Donaldson
                                   -------------------------------

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Murray H. Bring, Louis C. Camilleri and G. Penn Holsenbeck, or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to sign one or more Registration Statements on Form S-3 for the registration of any one or more of debt securities and warrants to purchase debt securities to be issued by the Company, and any amendments to said Registration Statement or Statements, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 27th day of November, 1996.



                                   /s/ Jane Evans
                                   ----------------------------------

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Murray H. Bring, Louis C. Camilleri and G. Penn Holsenbeck, or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to sign one or more Registration Statements on Form S-3 for the registration of any one or more of debt securities and warrants to purchase debt securities to be issued by the Company, and any amendments to said Registration Statement or Statements, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 27th day of November, 1996.



                                   /s/ Robert E.R. Huntley
                                   ----------------------------------

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Murray H. Bring, Louis C. Camilleri and G. Penn Holsenbeck, or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to sign one or more Registration Statements on Form S-3 for the registration of any one or more of debt securities and warrants to purchase debt securities to be issued by the Company, and any amendments to said Registration Statement or Statements, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 27th day of November, 1996.



                                   /s/ Rupert Murdoch
                                   ----------------------------------

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Murray H. Bring, Louis C. Camilleri and G. Penn Holsenbeck, or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to sign one or more Registration Statements on Form S-3 for the registration of any one or more of debt securities and warrants to purchase debt securities to be issued by the Company, and any amendments to said Registration Statement or Statements, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 27th day of November, 1996.



                                   /s/ John D. Nichols
                                   ---------------------------------

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Murray H. Bring, Louis C. Camilleri and G. Penn Holsenbeck, or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to sign one or more Registration Statements on Form S-3 for the registration of any one or more of debt securities and warrants to purchase debt securities to be issued by the Company, and any amendments to said Registration Statement or Statements, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 27th day of November, 1996.



                                   /s/ Richard D. Parsons
                                   ----------------------------------

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Murray H. Bring, Louis C. Camilleri and G. Penn Holsenbeck, or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to sign one or more Registration Statements on Form S-3 for the registration of any one or more of debt securities and warrants to purchase debt securities to be issued by the Company, and any amendments to said Registration Statement or Statements, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 27th day of November, 1996.



                                   /s/ Roger S. Penske
                                   ----------------------------------

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Murray H. Bring, Louis C. Camilleri and G. Penn Holsenbeck, or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to sign one or more Registration Statements on Form S-3 for the registration of any one or more of debt securities and warrants to purchase debt securities to be issued by the Company, and any amendments to said Registration Statement or Statements, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 27th day of November, 1996.



                                   /s/ John S. Reed
                                   ----------------------------------

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS THAT the undersigned, a Director of Philip Morris Companies Inc., a Virginia corporation (the "Company"), does hereby constitute and appoint Geoffrey C. Bible, Murray H. Bring, Louis C. Camilleri and G. Penn Holsenbeck, or any one or more of them, his true and lawful attorney, for him and in his name, place and stead, to sign one or more Registration Statements on Form S-3 for the registration of any one or more of debt securities and warrants to purchase debt securities to be issued by the Company, and any amendments to said Registration Statement or Statements, and to cause the same to be filed with the Securities and Exchange Commission, together with any exhibits, financial statements and prospectuses included or incorporated by reference therein, hereby granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite or desirable to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things which said attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 27th day of November, 1996.



                                   /s/ Stephen M. Wolf
                                   ----------------------------------